Exhibit 10.5

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of October 3, 2005, by and between AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation and successor by merger to ATD MERGERSUB, Inc. (“American Tire”), THE SPEED MERCHANT, INC., a California corporation (“Speed Merchant”), T.O. HAAS HOLDING CO., INC., a Nebraska corporation (“Haas Holding”), T.O. HAAS TIRE COMPANY, INC., a Nebraska corporation (“Haas Tire”), TEXAS MARKET TIRE HOLDINGS I, INC., a Texas corporation (“Texas Holdings”), TEXAS MARKET TIRE, INC., a Texas corporation d/b/a BIG STATE TIRE SUPPLY (“Big State”), TARGET TIRE, INC., a North Carolina corporation (“Target”; American Tire, Speed Merchant, Haas Holding, Haas Tire, Texas Holdings, Big State and Target are collectively referred to herein as “Borrowers” and each individually as a “Borrower”); the Lenders party to this Amendment (the “Lenders”); WACHOVIA BANK, NATIONAL ASSOCIATION and GENERAL ELECTRIC CAPITAL CORPORATION, in their capacity as Co-Syndication Agents (collectively the “Co-Syndication Agents”); THE CIT GROUP/BUSINESS CREDIT, INC., in its capacity as Documentation Agent (the “Documentation Agent”); and BANK OF AMERICA, N.A., in its capacity as administrative and collateral agent for the Lenders (the “Administrative Agent”).

Recitals:

Administrative Agent, Co-Syndication Agents, Documentation Agent, Lenders and Borrowers are parties to that certain Fourth Amended and Restated Loan and Security Agreement dated as of March 31, 2005 (the “Loan Agreement”), pursuant to which Lenders have made certain revolving credit loans to Borrowers.

The parties desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1) Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2) Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) By deleting the reference to “Federal Funds Rate” in the definition of “Alternate Base Rate” in Section 1.1 of the Loan Agreement and by substituting in lieu thereof a reference to the “Federal Funds Effective Rate.”

(b) By adding a new clause (iii) to the definition of “Banking Relationship Debt” that reads as follows:

; and (iii) commercial credit card and merchant card services.

(c) By deleting the reference to “the last day of each calendar month” in subsection (c) of the definition of “Interest Payment Date” in Section 1.1 of the Loan Agreement and by substituting in lieu thereof a reference to “the first day of each calendar month.”

(d) By deleting the reference to “12:00 noon (New York City time)” in Section 2.4(b) of the Loan Agreement and by substituting in lieu thereof a reference to “2:00 p.m. (New York City Time).”

(e) By deleting the reference to “Not later than 12:00 noon, New York City time, on the Borrowing Date specified in such notice” in Section 3.1(a) of the Loan Agreement and substituting in lieu thereof a reference to “Not later than 2:00 p.m., New York City time, on the Borrowing Date specified in such notice.”

(f) By deleting the reference in Section 6.11(b) of the Loan Agreement to “Within one hundred eighty (180) days after the Closing Date” and by substituting in lieu thereof the phrase “On or before December 31, 2005.”

(g) By adding a new subsection (d) to Section 6.11 of the Loan Agreement that reads as follows:

(d) Within ninety (90) days after the joinder of any new Subsidiary pursuant to Section 6.8(b) hereof, the Borrowers shall cause each such Subsidiary to be merged into American Tire.

(h) By adding a new Section 6.12 to the Loan Agreement that reads as follows:

6.12 Inventory Purchases. The Borrowers acknowledge and agree that Inventory shall be purchased through American Tire only (except for de minimis amounts of Inventory that are purchased in the ordinary course of business by another Borrower) and not through any existing Subsidiary or any Subsidiary that may be joined after the Closing Date as a co-Borrower or co-Guarantor hereunder.

3) Consent to Joinder. On August 23, 2005, American Tire acquired Wholesale Tire Distributors, Inc., a Utah corporation (“Wholesale Tire”), Wholesale Tire Distributors of Idaho, Inc., an Idaho corporation (“Wholesale Idaho”), Wholesale Tire Distributors of Wyoming, Inc., a Wyoming corporation (“Wholesale Wyoming”), and Farm Tire & Supply, Inc., a Utah corporation and a wholly-owned subsidiary of Wholesale Tire (“Farm”; Wholesale Tire, Wholesale Idaho, Wholesale Wyoming and Farm collectively, the “Wholesale Entities”). Pursuant to Section 6.8(b) of the Loan Agreement, within 30 days after the acquisition of a Subsidiary by any Borrower, Borrowers are required to execute and deliver to the Administrative Agent, for the benefit of the Lenders, a joinder agreement adding the Subsidiary as an additional Borrower under the Loan Agreement. Borrowers have requested that Administrative Agent and Lenders permit the execution and delivery of such a joinder agreement adding the Wholesale Entities as additional Borrowers under the Loan Agreement more than 30 days after American Tire’s acquisition of the Wholesale Entities but in no event later than October 23, 2005. Subject to the terms and conditions contained herein, Administrative Agent and Lenders hereby consent to such request. In no event shall such consent be deemed to constitute a waiver of Borrowers’ obligation to comply with the requirements of Section 6.8(b) with regard to any other Subsidiary or Subsidiaries previously acquired or acquired in the future.

4) Ratification and Reaffirmation. Borrowers hereby ratify and reaffirm the Loan Agreement, each of the Loan Documents, and all debts, covenants, duties and obligations now or at any time or times hereafter owing to the Co-Syndication Agents, Documentation Agent, Administrative Agent and Lenders pursuant to the Loan Agreement or any of the Loan Documents.

5) Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers, both individually and jointly and severally, in accordance with the terms thereof; and all of the Secured Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower).

6) Representations and Warranties. Each Borrower represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and all of the representations and warranties made by each Borrower in the Loan Agreement are true and correct on and as of the date hereof.

7) Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

8) Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

9) Expenses of Lender. Borrowers agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

10) Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Administrative Agent and Lenders and shall be governed by and construed in accordance with the internal laws of the State of New York.

11) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12) No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

13) Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

14) Further Assurances. Borrowers agree to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

15) Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

16) Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and have caused this Agreement to be delivered by their proper and duly authorized officers on the day and year first above written.

AMERICAN TIRE DISTRIBUTORS, INC.

By:	/s/ J. MICHAEL GAITHER

Name:	J. Michael Gaither
Title:	Executive Vice President

THE SPEED MERCHANT, INC

By:	/s/ J. MICHAEL GAITHER

Name:	J. Michael Gaither
Title:	Vice President

T.O. HAAS HOLDING CO., INC.

By:	/s/ J. MICHAEL GAITHER

Name:	J. Michael Gaither
Title:	Vice President

T.O. HAAS TIRE COMPANY, INC.

By:	/s/ J. MICHAEL GAITHER

Name:	J. Michael Gaither
Title:	Vice President

TEXAS MARKET TIRE HOLDINGS I, INC.

By:	/s/ J. MICHAEL GAITHER

Name:	J. Michael Gaither
Title:	Vice President

TEXAS MARKET TIRE, INC., d/b/a Big State Tire Supply

By:	/s/ J. MICHAEL GAITHER

Name:	J. Michael Gaither
Title:	Vice President

TARGET TIRE, INC.

By:	/s/ J. MICHAEL GAITHER

Name:	J. Michael Gaither
Title:	Vice President

BANK OF AMERICA, N.A., as Administrative Agent, Issuing Lender and a Lender

By:	/s/ STEPHEN Y. MCGEHEE

Name:	Stephen Y. McGehee
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and a Lender

By:	/s/ JOHN T. TRAINOR
Name:	John T. Trainor
Title:	Director

GENERAL ELECTRIC CAPITAL CORPORATION, as successor to Transamerica Business Capital Corporation, as Co-Syndication Agent and a Lender

By:	/s/ MARIE G. MOLLO
Name:	Marie G. Mollo
Title:	Duty Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC., as Documentation Agent and a Lender

By:	/S/ CARL GIORDANO
Name:	Carl Giordano
Title:	Assistant Vice President

LASALLE BANK MIDWEST NATIONAL ASSOCIATION (Formerly known as STANDARD FEDERAL BANK NATIONAL ASSOCIATION), as a Lender

By: LASALLE BUSINESS CREDIT, LLC, as agent

By:	/S/ ROGER D. ATLIX
Name:	Roger D. Atlix
Title:	Vice President

CITIZENS LEASING CORPORATION, as assignee of The Royal Bank of Scotland, as a Lender

By:	/S/ STEPHEN D. METTS
Name:	Stephen D. Metts
Title:	Vice President